Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                The undersigned certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  the Quarterly Report on Form 10-Q of Certegy Inc. (the “Company”) for the quarterly period ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002	/s/ Michael T. Vollkommer
Michael T. Vollkommer
Corporate Vice President and Chief Financial Officer